EX-99.906CERT

Section 906 Certifications


                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         JOHN V. MURPHY, Principal Executive Officer, and BRIAN W. WIXTED, Chief Financial Officer, of Oppenheimer Quest Opportunity Value Fund (the "Registrant"), each certify to the best of his or her knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended June 15, 2005 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.



Principal Executive Officer                 Chief Financial Officer

Oppenheimer Quest Opportunity               Oppenheimer Quest Opportunity
Value Fund                                  Value Fund
/S/ JOHN V. MURPHY                          /S/ BRIAN W. WIXTED
----------------------------                ----------------------------
John V. Murphy                              Brian W. Wixted

Date: June 15, 2005                         Date:  June 15, 2005